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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 28, 2003


                               Kaydon Corporation
             (Exact name of Registrant as specified in its charter)


          Delaware                      0-12640                13-3186040
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)        Identification No.)

                     315 East Eisenhower Parkway, Suite 300
                               Ann Arbor, MI 48108
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (734) 747-7025

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         A list of Exhibits included as part of this report is set forth in the
Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

ITEM 9. REGULATION FD DISCLOSURE.

            The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached to this report, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On July 28, 2003, the registrant issued a press release reporting increased second quarter 2003 results and announcing a conference call. The press release is attached to this report as Exhibit 99 and is incorporated in this report by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  July 28, 2003                     KAYDON CORPORATION


                                    /s/ Kenneth W. Crawford
                                    --------------------------------------------
                                    By:  Kenneth W. Crawford
                                         Vice President and Corporate Controller
                                         (Principal Accounting Officer)

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                                  EXHIBIT INDEX

  Exhibit No.              Description
  -----------              -----------

  99                       Press Release, dated July 28, 2003